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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Eloquent, Inc. of our report dated January 18, 2000 relating to the financial statements, which appear in the prospectus filed pursuant to Rule 424(b) on February 17, 2000 (No. 333-89537).



/s/ PricewaterhouseCoopers LLP

San Jose, California
March 30, 2000



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